UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant □

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Viad Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIAD CORP
7000 EAST 1ST AVENUE
SCOTTSDALE, ARIZONA
85251-4304

Your **Vote** Counts!

VIAD CORP

2022 Annual Meeting

Vote by May 23, 2022 11:59 PM ET. For shares held in a Plan, vote by May 19, 2022 11:59 PM ET.

You invested in VIAD CORP and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 24, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 24, 2022
8:00 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/VVI2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Beverly K. Carmichael	For
1b.	Denise M. Coll	For
1c.	Steven W. Moster	For
2.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.	For
3.	Advisory vote to approve named executive officer compensation.	For
4.	Approve the amended and restated 2017 Viad Corp Omnibus Incentive Plan.	For

NOTE: In their discretion, the proxyholders are authorized to vote on any other business that may properly come before the meeting or any adjournment thereof.

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